CONSOLIDATED, AMENDED AND RESTATED PROMISSORY NOTE


$420,000,000                          New York, New York
                                      October 10, 1996

                               W I T N E S S E T H

            WHEREAS the notes and other obligations described in Schedule 1 annexed hereto and made a part hereof (collectively, the "Existing Notes") in the aggregate unpaid principal amount as of the date hereof of $420,000,000 have been assigned to The Chase Manhattan Bank, as Agent (together with its successors and assigns, "Agent");

            WHEREAS, Borrowers (as hereinafter defined) and Agent desire to consolidate and restate the terms and conditions of the Existing Notes in their entirety, in the manner set forth in this Consolidated, Amended and Restated Promissory Note (this "Note"), evidencing an indebtedness of $420,000,000;

            NOW THEREFORE, by Borrowers' execution and delivery of this Note, this Note is deemed to consolidate the Existing Notes and the Existing Notes are hereby amended and restated in their entirety to read as follows:

      FOR VALUE RECEIVED, 1290 PARTNERS, L.P., a Delaware limited partnership, and 237 PARK PARTNERS, L.P., a Delaware limited partnership, (collectively, the "Borrowers"), jointly and severally promise to pay to the order of The Chase Manhattan Bank, in its capacity as Agent for the Lenders (as defined in the Credit Agreement (as hereinafter defined)), and its successors in such capacity appointed in accordance with the provisions of the Credit Agreement, for the account of its Applicable Lending Office, the amount of Four Hundred Twenty Million Dollars ($420,000,000) (the "Principal Amount") on the dates and in the amounts provided for in the Credit Agreement. The Borrowers jointly and severally promise to pay interest on the unpaid Principal Amount on the dates and at the rate or rates provided for in the Credit Agreement. All such payments of principal and interest shall be made in lawful money of the United States in

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Federal or other immediately available funds at the office of the Agent.

      The portion of the Loan made by each Lender, the respective types and maturities thereof and all repayments of the Principal Amount shall be recorded by Agent and, if any Lender so elects in connection with any transfer or enforcement hereof, appropriate notations to evidence the foregoing information with respect to the Principal Amount then outstanding may be endorsed by Agent on Schedule 2 attached hereto, or on a continuation of such schedule attached to and made a part hereof; provided that the failure of such Lender or Agent to make any such recordation or endorsement shall not affect the obligations of the Borrowers hereunder or under the Credit Agreement.

      Terms defined in the Credit Agreement, dated as of October 10, 1996, among the Borrowers, the Lenders and the Agent (as the same may be amended from time to time, the "Credit Agreement"), are used herein with the same meanings. Reference is made to the Credit Agreement for provisions for the amortization of the Principal Amount, prepayment thereof and the acceleration of the maturity thereof. The provisions of Section 9.14 of the Credit Agreement shall be deemed to be incorporated herein by reference.


                              1290 PARTNERS, L.P.

                              By:   1290 GP Corp., General
                                    Partner


                                       By:
                                      Name:
                                     Title:


                              237 PARK PARTNERS, L.P.

                              By:   237 GP Corp.,  General
                                    Partner



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



                                     By:
                                         Name:
                                         Title:


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                                   SCHEDULE 1

                                 EXISTING NOTES



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                                   SCHEDULE 2


                         LOANS AND PAYMENTS OF PRINCIPAL


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                      Type       Amount
         Amount        of          of          Interest
Date     of Loan      Loan      Principal       Period        Notation
         Tranche     Tranche     Repaid       Expiration       Made By
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